Supplement dated January 26, 2024 to the Prospectus dated April 1, 2023, as may be revised or supplemented from time to time, for the following funds:

LOOMIS SAYLES GLOBAL GROWTH FUND

VAUGHAN NELSON SELECT FUND

Effective immediately, the Average Annual Total Returns table in the subsection “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” for the Loomis Sayles Global Growth Fund is amended and restated as follows:

Average Annual Total Returns
(for the periods ended December 31, 2022)	Past 1 Year	Past 5 Years	Life of Fund (3/31/16)	Life of Class N (3/31/17)
Class Y - Return Before Taxes	-25.89%	5.28%	9.19%	-
Return After Taxes on Distributions	-27.17%	3.78%	7.77%	-
Return After Taxes on Distributions and Sale of Fund Shares	-14.42%	4.21%	7.35%	-
Class A - Return Before Taxes	-30.36%	3.77%	7.95%	-
Class C - Return Before Taxes	-27.34%	4.23%	8.09%	-
Class N - Return Before Taxes	-25.86%	5.33%	-	8.20%
Class T - Return Before Taxes	-27.96%	4.46%	8.49%
MSCI All Country World Index (Net)	-18.36%	5.23%	8.35%	7.23%

Effective immediately, the Average Annual Total Returns table in the subsection “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” for the Vaughan Nelson Select Fund is amended and restated as follows:

Average Annual Total Returns
(for the periods ended December 31, 2022)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (3/31/17)
Class Y - Return Before Taxes	-16.65%	10.97%	13.78%	-
Return After Taxes on Distributions	-16.88%	7.66%	11.21%	-
Return After Taxes on Distributions and Sale of Fund Shares	-9.69%	8.10%	10.78%	-
Class A - Return Before Taxes	-21.65%	9.39%	12.83%	-
Class C - Return Before Taxes	-18.33%	9.86%	12.82%	-
Class N - Return Before Taxes	-16.68%	10.97%	-	12.30%
Class T - Return Before Taxes	-18.93%	10.13%	13.21%	-
S&P 500® Index	-18.11%	9.42%	12.56%	10.75%